UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): May 31, 2024

INTEGRATED WELLNESS ACQUISITION CORP

(Exact name of registrant as specified in its charter)

Cayman Islands	001-41131	98-1615488
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

59 N. Main Street

Florida, NY 10921

(Address of principal executive offices, including zip code)

Registrant’s telephone number, including area code: (845) 651-5039

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☒	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Units, each consisting of one Class A ordinary share, $0.0001 par value, and one-half of one redeemable warrant	WEL.U	The New York Stock Exchange
Class A ordinary shares included as part of the units	WEL	The New York Stock Exchange
Redeemable warrants included as part of the units	WEL.WS	The New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 7.01 Regulation FD Disclosure.

On May 31, 2024, Integrated Wellness Acquisition Corp., a Cayman Islands exempted company incorporated with limited liability (the “Company”), issued a joint press release announcing that it entered into a business combination agreement, dated May 30, 2024 (the “Merger Agreement”) with IWAC Georgia Merger Sub Inc., a Georgia corporation and a wholly-owned subsidiary of the Company (“Merger Sub”), and Btab Ecommerce Group, Inc., a Georgia corporation (“Btab”). Pursuant to the Merger Agreement, and subject to the terms and conditions set forth therein, upon the consummation of the transactions contemplated thereby (the “Closing”), the Company will redomesticate from the Cayman Islands to Delaware, and Merger Sub will merge with and into Btab, with Btab surviving as a wholly-owned subsidiary of the Company (the “Business Combination”). A copy of the press release is furnished hereto as Exhibit 99.1 and is incorporated herein by reference.

The information in this Item 7.01 and Exhibit 99.1 attached hereto is intended to be furnished and will not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that section, nor will it be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended (the “Securities Act”) or the Exchange Act, except as expressly set forth by specific reference in such filing.

Important Information About the Business Combination and Where to Find It

In connection with the Merger Agreement and the Business Combination, the Company intends to file with the Securities and Exchange Commission (“SEC”) a Registration Statement on Form S-4, which will include a prospectus for the Company’s securities and a proxy statement for the Company’s shareholders (the “Registration Statement”). The Registration Statement has not been filed with or declared effective by the SEC. Promptly after the Registration Statement is declared effective by the SEC, the Company will mail the definitive proxy statement and a proxy card to its shareholders. Investors and securityholders of the Company and other interested persons are advised to read, when available, the preliminary proxy statement to be filed with the SEC, and amendments thereto, and the definitive proxy statement in connection with the Company’s solicitation of proxies for the special meeting to be held to approve the Merger Agreement and the Business Combination and other documents filed in connection with the proposed Business Combination because these documents will contain important information about Btab, the Company, the combined company following the consummation of the Business Combination, the Merger Agreement and the Business Combination. The definitive proxy statement will be mailed to the Company’s shareholders as of a record date to be established in the future for voting on the Merger Agreement and the Business Combination. The Registration Statement, including the definitive proxy statement, the preliminary proxy statement and other relevant materials in connection with the Business Combination (when they become available), and any other documents filed by the Company with the SEC, may be obtained free of charge at the SEC's website (www.sec.gov) or by writing to: Integrated Wellness Acquisition Corp, 148 N Main Street, Florida, NY 10921, Attention: Mr. Suren Ajjarapu.

Participants in the Solicitation

The Company, Btab and their respective directors, executive officers, other members of management and employees may be deemed participants in the solicitation of proxies from the Company’s shareholders with respect to the Business Combination. Investors and securityholders may obtain more detailed information regarding the names and interests in the Business Combination of the Company’s directors and officers in the Company’s filings with the SEC, including, when filed with the SEC, the preliminary proxy statement and the amendments thereto, the definitive proxy statement, and other documents filed with the SEC, and such information with respect to Btab’s directors and executive officers will also be included in the proxy statement.

Forward-Looking Statements

This Current Report on Form 8-K contains certain forward-looking statements within the meaning of the federal securities laws with respect to the proposed Business Combination between the Company and Btab, including without limitation statements regarding the anticipated benefits of the Business Combination, the anticipated timing of the Business Combination, the implied enterprise value, future financial condition and performance of Btab and the combined company after the Closing and expected financial impacts of the Business Combination, the satisfaction of closing conditions to the Business Combination, the pre-money valuation of Btab (which is subject to certain inputs that may change prior to the Closing of the Business Combination and is subject to adjustment after the Closing of the Business Combination), the level of redemptions of the Company’s public shareholders and the products and markets and expected future performance and market opportunities of Btab. These forward-looking statements generally are identified by the words “believe,” “project,” “expect,” “anticipate,” “estimate,” “intend,” “strategy,” “future,” “opportunity,” “plan,” “may,” “should,” “will,” “would,” “will be,” “will continue,” “will likely result” and similar expressions, but the absence of these words does not mean that a statement is not forward-looking. Forward-looking statements are predictions, projections and other statements about future events that are based on current expectations and assumptions and, as a result, are subject to risks and uncertainties.

Many factors could cause actual future events to differ materially from the forward-looking statements in this Current Report on Form 8-K, including but not limited to: (i) the risk that the proposed Business Combination may not be completed in a timely manner or at all, which may adversely affect the price of the Company’s securities; (ii) the risk that the proposed Business Combination may not be completed by the Company’s business combination deadline and the potential failure to obtain an extension of the business combination deadline if sought by the Company; (iii) the failure to satisfy the conditions to the consummation of the Business Combination, including the approval of the Merger Agreement by the shareholders of the Company; (iv) the occurrence of any event, change or other circumstance that could give rise to the termination of the Merger Agreement; (v) the failure to achieve the minimum amount of cash available following any redemptions by Company’s shareholders; (vi) redemptions exceeding a maximum threshold or the failure to meet the New York Stock Exchange’s initial listing standards in connection with the consummation of the contemplated Business Combination; (vii) the effect of the announcement or pendency of the Business Combination on Btab’s business relationships, operating results, and business generally; (viii) risks that the proposed Business Combination disrupts current plans and operations of Btab; (ix) the outcome of any legal proceedings that may be instituted against Btab or against the Company related to the Merger Agreement or the proposed Business Combination; (x) changes in the markets in which Btab competes, including with respect to its competitive landscape, technology evolution or regulatory changes; (xi) changes in domestic and global general economic conditions; (xii) risk that Btab may not be able to execute its growth strategies; (xiii) risk that Btab may not be able to develop and maintain effective internal controls; (xiv) costs related to the Business Combination and the failure to realize anticipated benefits of the Business Combination or to realize estimated pro forma results and underlying assumptions, including with respect to estimated shareholder redemptions; (xv) the ability to recognize the anticipated benefits of the proposed Business Combination and to achieve its commercialization and development plans, and identify and realize additional opportunities, which may be affected by, among other things, competition, the ability of Btab to grow and manage growth economically and hire and retain key employees; (xvi) Btab’s limited operating history, its limited financial resources, domestic or global economic conditions, activities of competitors, and the presence of new or additional competition, and conditions of equity markets; and (xvii) those factors discussed in the Company’s filings with the SEC and that that will be contained in the proxy statement relating to the proposed Business Combination.

The foregoing list of factors is not exhaustive. You should carefully consider the foregoing factors and the other risks and uncertainties that will be described in the “Risk Factors” section of the preliminary proxy statement and the amendments thereto, the definitive proxy statement, and other documents to be filed by the Company from time to time with the SEC. These filings identify and address other important risks and uncertainties that could cause actual events and results to differ materially from those contained in the forward-looking statements. Forward-looking statements speak only as of the date they are made. Readers are cautioned not to put undue reliance on forward-looking statements, and while Btab and the Company may elect to update these forward-looking statements at some point in the future, they assume no obligation to update or revise these forward-looking statements, whether as a result of new information, future events or otherwise, except as required by applicable law. Neither of Btab or the Company gives any assurance that Btab or the Company, or the combined company, will achieve its expectations.

No Offer or Solicitation

This Current Report on Form 8-K will not constitute a solicitation of a proxy, consent or authorization with respect to any securities or in respect of the Business Combination. This Current Report on Form 8-K will also not constitute an offer to sell or the solicitation of an offer to buy any securities, nor will there be any sale of securities in any states or jurisdictions in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such jurisdiction. No offering of securities will be made except by means of a prospectus meeting the requirements of Section 10 of the Securities Act, or an exemption therefrom.

Item 9.01 Financial Statements and Exhibits.

(d)	Exhibits. The following exhibit is furnished with this Form 8-K:

Exhibit No.	Description of Exhibits
99.1	Press Release dated May 31, 2024
104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Integrated Wellness Acquisition Corp

By:	/s/ Suren Ajjarapu
Name: Suren Ajjarapu
Title: Chief Executive Officer

Dated: May 31, 2024